January 24, 2000


Fusion Networks, Inc.
8115 N.W. 29th Street
Miami, Florida 33122

Attn: Hernando Bahamon

Re: Agreement and Plan of Merger dated August 18, 1999 by and between Fusion Networks Holdings, Inc., Fusion Networks, Inc., IDM Environmental Corp. and IDM/FNI Acquisition Corporation (the "Agreement")

Dear Mr. Bahamon:

     This letter agreement will serve to evidence our understanding that the Agreement be, and it hereby is, amended to provide that the requirements of
Section 7.2(d) of the Agreement may not be waived by either party under any circumstances.

     If this letter agreement accurately reflects your understanding with respect to the foregoing, please execute the same on behalf of Fusion Networks and return the executed copy to the undersigned.

FUSION NETWORKS HOLDINGS, INC.              IDM ENVIRONMENTAL CORP.

By:   /s/ Joel Freedman                     By:   /s/ Joel Freedman
     -------------------------                 --------------------------
      Joel Freedman, President                   Joel Freedman, President

IDM/FNI ACQUISITION CORPORATION


By:   /s/ Joel Freedman
     -------------------------
      Joel Freedman, President


Agreed and Accepted:

FUSION NETWORKS, INC.

By:   /s/ Hernando Bahamon
     ----------------------------
      Hernando Bahamon, President